Exhibit 10.2



                            EDGAR SERVICES AGREEMENT

     This  Agreement  dated December    , 2005 to be effective as of December 1,
                                    ----
2005 ("Agreement") is by and between Fleurs De Vie, Inc., a Nevada corporation ("Fleurs") and Loev Corporate Filings, Inc., a Nevada corporation ("Filings").


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Fleurs desires for Filings to be responsible for the Edgar Work (as defined below);

     WHEREAS,  Filings  desires  to  be  responsible  the  Edgar  Work;  and

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the parties hereto agree as follows:

     1.   Edgar  Filing  Work.
          --------------------
          The "Edgar Work" to be completed by Filing under this Agreement shall encumber the Edgar formatting (also known as Edgarizing) of all of Fleurs' documents and reports to be filed on the Securities and Exchange Commission's (the "Commission's") Edgar filing system and the fees billed by Filings for the costs associated with such filings made with the Commission.

     2.   Payment  ForEdgar  Filing  Work.
          -------------------------------
          In consideration for Filings agreeing to give Fleurs a twenty percent (20%) discount on all of the Edgar Work completed by Filings (the "Discount"), and in consideration for Filings agreeing to enter into this one (1) year Agreement, Fleurs agrees to issue Filings 50,000 shares of Fleurs' common stock (the "Stock").

          Fleurs agrees that it will receive valid consideration from the Discount and the one (1) year term of the Agreement and Filings agrees that it will receive valid consideration for the Shares.

     3.   Registration  of  the  Shares.
          -----------------------------
          Fleurs further agrees that it will register the Shares pursuant to a Registration Statement on Form SB-2 as soon as practicable after the entry into this Agreement.

     4.   Term  of  Agreement.
          --------------------
          This  Agreement  shall  be  in  effect  until  November  31, 2006 (the
          "Term").

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     5.   Miscellaneous.
          -------------

          (a)  Assignment.  All  of  the  terms,  provisions  and  conditions of
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               this  Agreement  shall  be  binding  upon  and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

          (b)  Applicable  Law.  This  Agreement  shall  be  construed  in
               ---------------
               accordance with and governed by the laws of the State of Texas, excluding any provision which would require the use of the laws of any other jurisdiction.

          (c)  Entire  Agreement,  Amendments  and  Waivers.  This  Agreement
               --------------------------------------------
               constitutes the entire agreement of the parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent or such party.

          (d) Signatures and Counterparts. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.

          (e)  Severability.  If  any  provision  or  provisions  of  this
               ------------
               Agreement are deemed to contravene or be invalid under the laws of any jurisdiction where this Agreement is in force, the parties agree that such contravention or invalidity will not invalidate the entire Agreement, but it shall be construed as not containing the particular provision or provisions held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

          (g)  Headings.  The  headings  to  Sections  of  this  Agreement  are
               --------
               inserted only for convenience of reference and are not intended, nor shall they be construed, to modify, define, limit or expand the intent of the parties as expressed in this Agreement.

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     IN  WITNESS  WHEREOF, the parties hereto have executed this Agreement as of the  day  and  year  first  written  above.


                             FLEURS  DE  VIE,  INC.
                             ----------------------

                             /s/ Alex Yount
                             -------------------------
                             Alex  Yount
                             Chief  Executive  Officer



                             LOEV  CORPORATE  FILINGS,  INC.
                             -------------------------------

                             /s/ Hannah Loev
                             -------------------------------
                             Hannah  Loev
                             Chief  Executive  Officer

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